Exhibit 10.10

RESTORATION ROBOTICS, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

February 7, 2013

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TABLE OF CONTENTS

		Page
4.11	Counterparts; Execution by Facsimile	24
4.12	Jurisdiction; Venue	24
4.13	Further Assurances	24
4.14	Attorney’s Fees	24
4.15	Aggregation	24

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RESTORATION ROBOTICS, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of February 7th, 2013 by and among Restoration Robotics, Inc., a Delaware corporation (the “Company”), and the holders of the Company’s Preferred Stock identified on Exhibit A attached hereto (the “Investors”). Other capitalized terms used in this Agreement have the meanings ascribed to them in Section 4.1.

Recitals

WHEREAS, the Company proposes to sell shares of the Company’s Series AA Preferred Stock to one or more new investors;

WHEREAS, the Company and certain of the Investors (the “Existing Investors”) are parties to the Amended and Restated Investor Rights Agreement dated August 2, 2011, by and among the Company and the Investors set forth therein (the “Prior Rights Agreement”);

WHEREAS, as a condition to purchasing shares of Series AA Preferred Stock, each such new investor shall become a party to this Agreement by executing a countersignature page or joinder to the Agreement and becoming a Stockholder hereunder; and

WHEREAS, the Company and the Investors have mutually agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

Section 1

Restrictions on Transferability of Securities; Registration Rights

1.1 Restrictions on Transfer

(a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (ii) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the

Company, that such disposition will be exempt from registration under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer without consideration by such Holder:

(i) to a fund, partnership, limited liability company or other entity that is affiliated with such transferring Holder;

(ii) to a partner or member (or retired partner or member) of such transferring Holder, or to the estate of any such partner or member (or retired partner or member);

(iii) to such transferring Holder’s spouse, siblings, lineal descendants or ancestors by gift, will or intestate succession; or

(iv) in compliance with Rule 144 (or any successor provision) of the Securities Act so long as the Company is furnished with satisfactory evidence of compliance with such rule;

provided, however, that, in the case of (i), (ii) or (iii), the transferee is not a competitor of the Company as determined in good faith by the Board of Directors and agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder. Each Holder shall cause any proposed purchaser, assignee, transferee or pledgee of any Registrable Securities held by the Holder to take and hold such securities subject to the provisions and upon the conditions of this Agreement, the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of August 2, 2011 (the “Right of First Refusal Agreement”), the Amended and Restated Voting Agreement dated of even date herewith (the “Voting Agreement”) and the applicable purchase agreement pursuant to which such Holder acquired the Registrable Securities. Each Holder consents to the Company’s making a notation on its records and giving instructions to any transfer agent for its capital stock to implement the restrictions on transfer established in this Agreement, the Right of First Refusal Agreement and Voting Agreement.

(b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR FOR A LONGER PERIOD NOT TO EXCEED 34 DAYS IF THE ISSUER’S TRANSFER AGENT IS NOTIFIED BY THE ISSUER OR THE ISSUER’S COUNSEL THAT THIS LOCK-UP PERIOD RESTRICTION HAS BEEN EXTENDED FOR THE PURPOSE OF COMPLYING WITH NASD RULE 2711(F)(4) OR ANY SUCCESSOR PROVISIONS OR AMENDMENTS THERETO, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

(c) The Company shall be obligated to reissue unlegended certificates at the request of any Holder thereof if the Holder shall have obtained (i) an opinion of counsel at such Holder’s expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without

(d) registration, qualification or legend, and (ii) delivered such securities to the Company or its transfer agent.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

1.2 Requested Registration

(a) Request for Registration. If the Company shall receive from Initiating Holders at any time not earlier than the first to occur of (i) one hundred eighty (180) days following the Company’s initial public offering and (ii) July 31, 2016, a written request that the Company effect any registration with respect to such number of shares having an aggregate offering price of at least $5,000,000, the Company will:

(i) within thirty (30) days of the receipt of such written request give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered. Notwithstanding anything to the contrary contained herein, if the registration requested is to be an underwritten offering and if the underwriters have not limited the number of Registrable Securities to be underwritten, the Company shall be entitled, at its election, to join in any such registration with respect to securities to be offered by it or any other party.

The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

(A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(B) After the Company has initiated two (2) such registrations pursuant to this Section 1.2(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.4 hereof and would, absent such election, have been required to bear such expenses);

(C) During the period starting with the date of filing, and ending on a date one hundred eighty (180) days after the effective date of, the Company’s initial public offering;

(D) If, within thirty (30) days of receipt of any registration request, the Company furnishes to the Holders a notice of the Company’s intent to file such a registration statement for a Qualified Public Offering within ninety (90) days of such notice; or

(E) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof.

(b) Subject to the foregoing clauses, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders within thirty (30) days of receipt of any registration request a certificate signed by an officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.2(c) and 1.13 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

(c) Underwriting.

(i) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request and the Company shall include such information in its written notice to the other Holders. The right of any Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. Subject to the provisions set forth herein, a Holder may elect to include in such underwriting all or part of the Registrable Securities they hold.

(ii) If the Company shall request inclusion in any registration pursuant to Section 1.2(a) of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2(a), the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.12). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.13 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(c), then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.13.

1.3 Company Registration

(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 or 1.5 hereof), other than a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) within fifteen (15) days prior to the filing of any registration statement pursuant thereto give to each Holder written notice thereof; and

(ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder’s Registrable Securities. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting, the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.13; provided, however, that (i) the underwriter may completely cut back any Registrable Securities in connection with the Company’s initial public offering so long as such registration does not include shares of any other selling stockholders and

(ii) in connection with any other registration, the underwriter may not cut back the Registrable Securities so that they constitute less than thirty percent (30%) of the shares to be included in such registration. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriter(s) may round the number of shares allocated to any Holder to the nearest 100 shares.

If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.13 hereof.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

1.4 Expenses of Registration All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.2, 1.3, and 1.5 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the holders of such securities. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.5, the request of which has been subsequently withdrawn by the Holders unless the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request. If the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.2 or Section 1.5 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 or Section 1.5 hereof. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering as provided above, then the Holders shall not forfeit their rights pursuant to Section 1.2 or Section 1.5 to a demand registration.

1.5 Registration on Form S-3

(a) After its initial public offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, each of the Major Holders shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration (i) if the Major Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $l0,000,000, (ii) in the circumstances described in clauses (A) and (C) of Section 1.2(a); (iii) if the Company shall furnish the certification described in Section 1.2(b) (but subject to the limitations set forth therein), or (iv) if, in a given twelve month period, the Company has effected two (2) such registrations.

(b) If a request complying with the requirements of Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and (ii) and Section 1.2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.2(c) hereof shall apply to such registration.

1.6 Registration Procedures In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(f) In connection with any underwritten public offering, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; provided, further, however, that a Holder will not by any provision in this Agreement be required to enter into any agreement or undertaking in connection with any registration in this Section 1 providing for any indemnification or contribution on the part of the Holder greater than the Holder’s obligations under Section 1.7 hereof;

(g) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for ninety (90) days; and

(h) use commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.7 Indemnification

(a) The Company will indemnify each Holder, each of its officers, directors and partners, members, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, members, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, partners, members, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such Holder will reimburse the Company and such other Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.7 exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Each party entitled to indemnification under this Section 1.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

1.8 Information by Holder Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

1.9 Limitations on Subsequent Registration Rights From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders representing at least fifty-three percent (53%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are pari passu or senior to the registration rights granted to the Holders hereunder except for pari passu registration rights unanimously approved by the Company’s Board of Directors and granted for securities issuable upon the exercise of warrants issued in connection with debt financing by banks or equipment lessors.

1.10 Rule 144 Reporting With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.11 Transfer or Assignment of Registration Rights The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to a Permitted Transferee, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 1.

1.12 “Market Stand-Off” Agreement Each Holder hereby agrees that such Holder shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Common Stock (or other securities) of the Company held by such Holder as of the date of such “lock-up” or “market-standoff” agreement, nor shall the Holder enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed in connection with the Company’s initial public offering under the Securities Act (the “Lock-Up Period”); provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are either bound by, or have agreed to be bound by, similar agreements; and provided further, that, if applicable to the Company, for the purpose of compliance with NASD Rule 2711(f)(4) or any successor provisions or amendments thereto, if (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case, Purchaser hereby consents to an extension to the Lock-Up Period until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless such extension is waived in writing. The obligations described in this Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 1.1(b) hereof with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period. Any discretionary waiver or termination of the restrictions of such “lock-up” or “market-standoff” agreements (including this Agreement) by the Company or the managing underwriter shall apply to all Holders subject to such agreements on a pro rata basis, based upon the number of shares held by such Holder. Each Holder agrees, if so requested by the Company or any representative of the underwriters, to execute such underwriters standard form of “lock-up” or “market standoff” agreement in a form satisfactory to the underwriters and the Company and consistent with the provisions of this Section 1.12.

1.13 Allocation of Registration Opportunities Subject to compliance with Sections 1.2(c) and 1.3(b), in any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of the Holders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities that may be so included, the number of shares of Registrable Securities that may be so included shall be allocated among the Holders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities that would be held by such Holders, assuming conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities to be included in such registration, if any Holder does not request inclusion of the maximum number of shares of Registrable Securities allocated to him pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities which would be held by such Holders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities which may be included in the registration on behalf of the Holders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights pursuant to this Agreement or to include shares of stock issued to founders of the Company or to employees, officers, directors, or consultants pursuant to the Company’s stock, option or other equity incentive plans, or in the case of registrations under Sections 1.2 or 1.5 hereof, in order to include in such registration securities registered for the Company’s own account, without the consent of Holders holding at least fifty-three percent (53%) of the Registrable Securities.

1.14 Delay of Registration No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.15 Termination of Registration Rights The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2, 1.3 or 1.5 shall terminate on the earlier of (i) such date after the closing of the first registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder, together with its affiliates, may immediately be sold under Rule 144 during any ninety (90)-day period, and (ii) five (5) years after the closing of the Company’s initial public offering.

Section 2

Certain Covenants of the Company

The Company hereby covenants and agrees, as follows:

2.1 Basic Financial Information and Inspection Rights

(a) Basic Financial Information. The Company will furnish the following reports:

(i) to each Major Investor, within ninety (90) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied, accompanied by a report and opinion thereon by independent public accountants of recognized national standing selected by the Company’s Board of Directors;

(ii) to each Major Holder, within forty-five (45) days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and certified by the Company’s Chief Financial Officer;

(iii) to each Major Holder, at least thirty (30) days prior to the beginning of each fiscal year a Board-approved operating plan for such fiscal year, forecasting the Company’s revenues, expenses and cash position on a month-to-month basis for the upcoming fiscal year;

(iv) to each Major Holder, within thirty (30) days after the end of each month, a monthly unaudited balance sheet and statements of income and cash flows, which also set forth applicable operating plan figures and variances from the plan; and

(v) to each Major Holder, promptly following the end of each quarterly accounting period, a current capitalization table which includes granted and outstanding options during such quarter and which is certified by the Company’s Chief Financial Officer.

(b) Inspection Rights. The Company will afford to each Major Holder reasonable access during normal business hours to all of the Company’s respective properties, books and records. Each Major Holder shall have such other access to management and information as is necessary for it to comply with applicable laws and regulations and reporting obligations. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties or if the Company determines that withholding such information is reasonably necessary to protect attorney-client privilege. Major Holders may exercise their rights under this Section 2.1(b) only for purposes reasonably related to their interests under this Agreement and related agreements. The rights granted pursuant to this Section 2.1(b) may not be assigned or otherwise conveyed by the Major Holders or by any subsequent transferee of any such rights without the prior written consent of the Company.

2.2 Confidentiality Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to Section 2.1, except that such Holder may disclose such proprietary or confidential information (i) to any partner, subsidiary, parent, advisor, representative or affiliate of such Holder for the purpose of evaluating its investment in, or other possible strategic transaction with, the Company as long as such partner, limited partner, subsidiary, parent, advisor, representative or affiliate is advised of the confidentiality provisions of this Section 2.2 and accepts such information under a similar duty of confidentiality and is not a competitor of the Company, (ii) at such time as it enters the public domain through no fault of such Holder, (iii) that is developed by Holder or its agents independently of and without reference to any confidential information communicated by the Company, (iv) that is in the possession of the Holder at the time of disclosure as shown by the Holder’s files and records immediately prior to the time of the disclosure and is not subject to a confidentiality or nondisclosure agreement, (v) is approved in writing for release by the Company, or (vi) is required to be produced by the Holder pursuant to statute, regulation, subpoena, criminal or civil investigative demand or similar process; provided, however, that in the event the Holder is required to make any such production of information, it shall first promptly notify (in writing) the Company so that the Company may have an opportunity to respond to such demand. The Company shall not be required to comply with Section 2.1 in respect of any Holder whom the Board of Directors of the Company determines in good faith to be a competitor of the Company.

2.3 Employee Stock Plans The Company hereby agrees that, except as approved by the Board of Directors of the Company or a compensation committee designated by the Board of Directors, (i) shares of Common Stock issued to officers, directors and employees of, or consultants to, the Company after the date of this Agreement pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements will be subject to vesting as follows: 25% to vest at the end of the first year following such issuance, with the remaining 75% to vest monthly over the next three years and (ii) the repurchase option governing stock sold subject to vesting as set forth above shall provide that upon termination of the employment of the stockholder, with or without cause, the Company or its assignee (to the extent permissible under applicable securities law qualification) retains the option to repurchase at cost any unvested shares held by such stockholder.

2.4 Proprietary Information and Inventions Agreement The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement (or similar agreement) substantially in a form approved by the Company’s counsel and provided to Investors’ counsel or the Board of Directors.

2.5 Reservation of Common Stock The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

2.6 Director’s Liability and Indemnification

The Company’s Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. Upon the approval by the Board of Directors of the Company, including a majority of the directors designated by the holders of Preferred Stock, the Company shall obtain Director and Officer Liability Insurance in an amount reasonable for a company its size and in its industry as determined by the Company’s Board of Directors.

2.7 Termination of Covenants

The covenants set forth in this Section 2 (other than Sections 2.2 and 2.6) shall terminate and be of no further force and effect upon the earlier to occur of (i) a Qualified Public Offering or (ii) a Liquidation Event as defined in Article V of the Company’s Certificate of Incorporation. Notwithstanding the forgoing, the covenants set forth in Section 2.1 will terminate on the first date on which the Company becomes subject to the reporting requirements of the Exchange Act of 1934.

Section 3

Right of First Refusal

3.1 Right of First Refusal

The Company hereby grants to each Major Holder, the right of first refusal to purchase a pro rata share of New Securities (as defined in this Section 3.1) which the Company may, from time to time, propose to sell and issue. A Major Holder’s “pro rata share”, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock owned by such Major Holder immediately prior to the issuance of New Securities issued or issuable upon conversion of the Shares, to the total number of shares of Common Stock owned by all Major Holders immediately prior to the issuance of New Securities, assuming full conversion of the Shares and all shares of Preferred Stock then owned by the Major Holders. Each Major Holder shall have a right of over-allotment such that if any Major Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities, then the Company shall promptly notify in writing (the “Company Notice”) the Major Holders who have exercised such rights of the unsubscribed shares of New Securities and shall offer such Major Holders the right to acquire such unsubscribed New Securities on a pro rata basis within ten (10) days from the date of receipt of the Company Notice. This right of first refusal shall be subject to the following provisions:

(a) “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term “New Securities” does not include:

(i) shares of Common Stock issued or issuable upon conversion of Preferred Stock;

(ii) up to 25,975,000 shares of Common Stock (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like) issued or issuable to officers, directors and employees of, or consultants to, the Company pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements unanimously approved by the Board of Directors of the Company, or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement (provided that any options for such shares that expire or terminate unexercised or any restricted stock repurchased by the Company at cost shall not be counted toward such maximum number unless and until such shares are regranted as new stock grants (or as new options) pursuant to the terms of any such plan, incentive program or arrangement); provided, further that a greater number of shares of Common Stock may be issued pursuant to such plans, incentive programs or arrangements if approved by the Board of Directors of the Company, including at least two (2) of the Preferred Directors;

(iii) shares of Common Stock, options or convertible securities issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved unanimously by the Board of Directors of the Company;

(iv) shares of Common Stock issued upon the exercise or conversion of options or convertible securities of the Company outstanding as of the date of this Agreement;

(v) shares of Common Stock issued in a Qualified Public Offering;

(vi) shares of Common Stock issued or issuable as a dividend or distribution on Preferred Stock or pursuant to any event for which adjustment is made pursuant to paragraph 4(e), 4(f), 4(g) and 4(h) of the Certificate of Incorporation of the Company;

(vii) shares of Common Stock, options or convertible securities issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of the Company, including a majority of the directors designated by the holders of Preferred Stock;

(viii) shares of Common Stock issued or issuable to any entity as a component of any business relationship with such entity for the purpose of (A) joint venture, technology licensing or development activities, (B) distribution, supply or manufacture of the Company’s products or services or (C) any other arrangement involving corporate partners that are primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved unanimously by the Board of Directors of the Company.

(ix) shares of Common Stock or Preferred Stock of the Company which are otherwise excluded by the affirmative vote or consent of the holders of at least fifty-three percent (53%) of the Registrable Securities;

(x) up to 15,000,000 shares of Series AA Preferred Stock (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like); and

(xi) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (x) above.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Holder shall have fifteen (15) days after any such notice is mailed or delivered to agree to purchase such Holder’s pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) In the event the Holders fail to exercise fully the right of first refusal within said fifteen (15) day period and after the expiration of the additional ten (10) day period for the exercise of the over-allotment provisions of this Section 3.1, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell the New Securities respecting which the Holders’ right of first refusal option set forth in this Section 3.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to the Holders pursuant to Section 3.1(b). In the event the Company has not sold within such ninety (90) day period or entered into an agreement to sell the

New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Holders in the manner provided in Section 3.1(b) above.

(d) The right of first refusal granted under this Agreement shall expire and be of no further force and effect upon a Qualified Public Offering or a Liquidation Event as defined in Article V of the Company’s Certificate of Incorporation.

(e) The right of first refusal set forth in this Section 3.1 may only be assigned or transferred pursuant to the provisions relating to the transfer of registration rights set forth in Section 1.11 hereof.

(f) The right of first refusal set forth in this Section 3.1 shall not be applicable with respect to any Holder and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Holder is not an “accredited investor,” as that term is defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

Section 4

Miscellaneous

4.1 Certain Definitions As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(c) “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.1 and Section 1.11 hereof.

(d) “Indemnified Party” is defined in Section 1.7(c).

(e) “Indemnifying Party” is defined in Section 1.7(c).

(f) “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold at least fifty percent (50%) of the outstanding Registrable Securities.

(g) “Major Investor” shall mean any Holder (or group of affiliated Holders) who owns at least 3,000,000 shares of Series A Preferred Stock, 10,000,000 shares of Series B Preferred Stock, 1,398,601 shares of Series C Preferred Stock or 2,500,000 shares of Series AA Preferred Stock (in each case, as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like), or at least such number of shares of Common Stock issued upon conversion of 3,000,000 shares of Series A Preferred Stock, 10,000,000 shares of Series B Preferred Stock, 1,398,601 shares of Series C Preferred Stock or 2,500,000 shares of Series AA Preferred Stock (in each case, as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like).

(h) “Major Holder” shall mean any Holder (or group of affiliated Holders) that is either (i) a Major Investor by virtue of its ownership of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or (ii) who owns at least 5,000,000 shares of Series AA Preferred Stock (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like) or at least such number of shares of Common Stock issued upon conversion of 5,000,000 shares of Series AA Preferred Stock (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like).

(i) “New Securities” shall have the meaning set forth in Section 3.1(a) hereto.

(j) “Other Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

(k) “Permitted Transferee” shall mean (i) any subsidiary, parent, general partner, limited partner, member or retired partner or member of any Investor, (ii) any family member of an Investor or trust for the benefit of any individual Investor, (iii) any Investor, (iv) an affiliate of an Investor or (v) any transferee who acquires at least 3,000,000 shares of the Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like) held by the transferring Holder immediately before such transfer; provided, however, that a Permitted Transferee may not be a competitor of the Company as determined in good faith by the Company’s Board of Directors.

(l) “Preferred Directors” shall have the meaning set forth in the Company’s Amended and Restated Certificate of Incorporation, as then in effect.

(m) “Qualified Public Offering” shall mean the closing of the Company’s initial public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company’s Common Stock to the public pursuant to which all outstanding Preferred Stock is converted into Common Stock pursuant to the terms of Article V Section 4(b) of the Company’s Amended and Restated Certificate of Incorporation, as then in effect.

(n) “Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.

(o) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(p) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one (1) counsel for the Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses for the Holders, and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(q) “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Section 1.1(b) hereof.

(r) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(s) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(t) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(u) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one (1) counsel for the Holders included in Registration Expenses).

(v) “Shares” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series AA Preferred Stock.

4.2 Amendment Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding at least fifty-three percent (53%) of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that Investors purchasing shares of Series AA

Preferred Stock after the date hereof may become parties to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of this paragraph, the holders of at least fifty-three percent (53%) of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder. In the event that an underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

4.3 Notices All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger addressed:

(a) if to a Holder, at such Holder’s address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, with a copy to Kenneth Clark, Wilson Sonsini Goodrich & Rosati Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, facsimile number (650) 493-6811; or

(b) if to any other holder of any Shares or the underlying Common Stock, at such address as shown in the Company’s records, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares or underlying Common Stock for which the Company has contact information in its records; or

(c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holders, with a copy to Michael W. Hall, Latham & Watkins LLP, 140 Scott Drive, California 94025, facsimile number (650) 463-2600.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

4.4 Governing Law This Agreement shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

4.5 Successors and Assigns This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Holder without the prior written consent of the Company, except to a Permitted Transferee. Except as set forth in the preceding sentence, any attempt by a Holder to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties.

4.6 Waiver of Right of First Refusal By signing this Agreement, the Existing Investors, representing at least sixty percent (60%) of the Registrable Securities (excluding any of such shares that have been sold to the public pursuant to Rule 144) immediately prior to the date of this Agreement, hereby waive the Right of First Refusal set forth in Section 3 of the Prior Rights Agreement and any notice requirements related thereto with respect to the Company’s issuance and sale of shares of Series AA Preferred Stock.

4.7 Entire Agreement The Company and the Existing Investors representing more than sixty percent (60%) of the Registrable Securities held by all Holders (excluding any of such shares that have been sold to the public or pursuant to Rule 144) hereby amend and restate the Prior Rights Agreement with this Agreement pursuant to Section 4.2 of the Prior Rights Agreement. This Agreement and the exhibits hereto, the Purchase Agreement and the documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

4.8 Delays or Omissions Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

4.9 Severability Unless otherwise expressly provided herein, the rights of the Holders hereunder are several rights, not rights jointly held with any of the other Holders. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, and the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties’ intent in entering into this Agreement.

4.10 Titles and Subtitles The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

4.11 Counterparts; Execution by Facsimile This Agreement may be executed in any number of counterparts, each of, which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument. This Agreement may be executed via facsimile.

4.12 Jurisdiction; Venue With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California).

4.13 Further Assurances Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

4.14 Attorney’s Fees In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

4.15 Aggregation All shares held or acquired by affiliated persons, funds and entities and constituent partners and members will be aggregated for the purpose of determining the availability of any rights under this Agreement.

(SIGNATURE PAGES TO FOLLOW)

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

“COMPANY”

RESTORATION ROBOTICS, INC.

a Delaware corporation

By:	/s/ Jim McCollum
Name:	Jim McCollum
Title:	CEO
	Address:	128 Baytech Drive San Jose, CA 95134

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

Clarus Lifesciences II, LP
By its General Partner, Clarus Ventures II GP, LP
By its General Partner, Clarus Ventures II, LLC

/s/ Kurt Wheeler
By:	Kurt Wheeler
Managing Director

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

InterWest Partners IX, LP
By: InterWest Management Partners IX, LLC its general partner

/s/ Gilbert H. Kliman
By: Gilbert H. Kliman, Managing Director

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

ALLOY VENTURES 2005, L.P.
by Alloy Ventures 2005, LLC its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title:	Managing Member of Alloy Ventures 2005, LLC, the General Partner of Alloy Ventures 2005, L.P.

ALLOY VENTURES 2002, L.P.
by Alloy Ventures 2002, LLC its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title:	Managing Member of Alloy Ventures 2002, LLC, the General Partner of Alloy Ventures 2002, L.P.

ALLOY PARTNERS 2002, L.P.
by Alloy Ventures 2002, LLC its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title:	Managing Member of Alloy Ventures 2002, LLC, the General Partner of Alloy Partners 2002, L.P.

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

SUTTER HILL VENTURES, a California Limited Partnership

By:	/s/ Jeffrey W. Bird
Name:	Jeffrey W. Bird
Title:	Managing Partner of the General Partner

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

/s/ Frederic H. Moll
Frederic H. Moll

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

The McCollum Living Trust dtd 11/24/1998, James W. McCollum, trustee

/s/ James McCollum
James McCollum, Trustee

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

HKT CO., LTD.

BY:	/s/ Hui Hwang
NAME:	Hui Hwang
TITLE:	CEO & President

[Signature Page to Restoration Robotics, Inc. Amended and Restated Investor Rights Agreement]

EXHIBIT A

INVESTORS

Name and Address

Clarus Lifesciences II, L.P.
801 Gateway Boulevard, Suite 410 South San Francisco, CA 94080

InterWest Partners IX, LP Attn: Gil Kliman
2710 Sand Hill Road, Second Floor Menlo Park, CA 94025
Phone: (650) 854-8585
Fax: (650) 854-4706
############### ###############

Alloy Partners 2002, L.P.
Attn: Legal
400 Hamilton Avenue #400, 4th Floor Palo Alto, CA 94301
Phone: (650) 687-5000
Fax: (650) 687-5010
############### ############### ###############

Alloy Ventures 2002, L.P.
Attn: Legal
400 Hamilton Avenue #400, 4th Floor Palo Alto, CA 94301
Phone: (650) 687-5000
Fax: (650) 687-5010
############### ###############
###############

Alloy Ventures 2005, L.P.
Attn: Legal
400 Hamilton Avenue #400, 4th Floor Palo Alto, CA 94301
Phone: (650) 687-5000
Fax: (650) 687-5010
############### ############### ###############

EXHIBIT A

INVESTORS

Name and Address

Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854
###############
###############

David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98 c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03 c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

Saunders Holdings, L.P.
Attn: G. Leonard Baker, Jr. c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

2

EXHIBIT A

INVESTORS

Name and Address

Yovest, L.P.
Attn: William H. Younger, Jr. c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

William H. Younger, Jr., Trustee of
The William H. Younger, Jr. Revocable Trust U/A/D 08/05/09 c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D 4/23/98 c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

Rooster Partners, LP Attn: Tench Coxe c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

3

EXHIBIT A

INVESTORS

Name and Address

Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. Sands and Sarah J.D. Sands Trust Agreement dated 2/24/99
Attn: Gregory P. Sands c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

James C. Gaither, Trustee of the Gaither Revocable Trust U/A/D 9/28/2000
Attn: James C. Gaither c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

Tallack Partners, L.P.
Attn: James C. Gaither c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

James N. White and Patricia A. O’Brien as Trustees of The White Family Trust U/A/D 4/3/97
Attn: James N. White c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

4

EXHIBIT A

INVESTORS

Name and Address

Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement dated 10/31/00
Attn: James W. Bird c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust
Attn: Andrew T. Sheehan c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

David E. Sweet and Robin T. Sweet as Trustees of The David and Robin Sweet Living Trust Dated 7/6/04 c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

Patricia Tom c/o Sutter Hill Ventures, A California Limited Partnership
Attn: Robert Yin
755 Page Mill Road, Suite A-200 Palo Alto, CA 94304
Phone: (650) 493-5600
Fax: (650) 858-1854

5

EXHIBIT A

INVESTORS

Name and Address

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Casella
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO
G. Leonard Baker, Jr. Roth IRA Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

6

EXHIBIT A

INVESTORS

Name and Address

Wells Fargo Bank, N.A. FBO Tench Coxe Roth IRA Wells Fargo Bank, N.A., Trustee
Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw (Rollover)
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

7

EXHIBIT A

INVESTORS

Name and Address

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen (Rollover)
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin
Wells Fargo Bank, N.A., Trustee Attn: Tom Thurston
600 California Street 12th Floor MAC A0193-120
San Francisco, CA 94108 Phone: ### ### ####
Fax: ### ### ####
Email: ###############

Frederic H. Moll
#### #### ######
### ######### ## ##### ###############

Thomas J. Fogarty Separate Property Trust DTD 2/6/87
Attn: Chris Schaffer #### ###### ####
####### ###### ## ##### ###############

8

EXHIBIT A

INVESTORS

Name and Address

The McCollum Living Trust dtd 11/24/1998, James W. McCollum, trustee
### ##### ####
######## ## ##### ###############

9

RESTORATION ROBOTICS, INC.

SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS

This Second Amendment to the Stockholder Agreements (this “Amendment”) is made and entered into as of May 29, 2015 (the “Effective Date”), by and among Restoration Robotics, Inc., a Delaware corporation (the “Company”) and the parties set forth on the signature pages hereto, and amends (i) that certain Amended and Restated Voting Agreement, dated as of February 7, 2013, by and among the Company and each of the Investors and Holders (as such terms are defined therein) thereunder, as amended by that certain Amendment to Stockholder Agreements, dated as of November 8, 2013, by and among the Company and the parties listed on the signature pages thereto (such amendment, the “First Amendment,” and together as amended, the “Voting Agreement”), (ii) that certain Amended and Restated Investors’ Rights Agreement, dated February 7, 2013, by and among the Company and the Investors (as such term is defined therein) thereunder, as amended by the First Amendment (together as amended, the “Rights Agreement”), and (iii) that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated August 2, 2011, by and among the Investors and Holders (as such terms are defined therein) thereunder, as amended by the First Amendment (together as amended, the “Co-Sale Agreement” and together with the Voting Agreement and Rights Agreement, the “Stockholder Agreements”)).

RECITALS

WHEREAS, the Company intends to offer shares of the Company’s Series C Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”) to certain investors (the “Additional Investors”) pursuant to that certain 2015 Series C Preferred Stock Purchase Agreement with the purchasers named therein, dated as of May 29, 2015 (as may be amended from time to time, the “Purchase Agreement”).

WHEREAS, pursuant to the Purchase Agreement, the Company may issue up to an aggregate of Twelve Million Dollars ($12,000,000.00) of Series C Preferred Stock to be sold in one or more closings.

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to amend its Stockholder Agreements to reflect the additional Series C Preferred Stock that may be sold under the Purchase Agreement and provide for the joinder of the Additional Investors to the Stockholder Agreements as holders of Series C Preferred Stock.

WHEREAS, pursuant to Section 16 of the Voting Agreement, the Voting Agreement may be amended only by a written agreement executed by the Company and those Investors (as such term is defined therein) holding at least sixty percent (60%) of the Common Stock (as defined in the Voting Agreement) issued or issuable upon conversion of the Senior Preferred Stock (as defined in the Voting Agreement) of the Company held by all Investors, subject to certain terms and conditions as set forth therein (the “Voting Agreement Amendment Requirement”).

WHEREAS, pursuant to Section 4.2 of the Rights Agreement, neither the Rights Agreement nor any term thereof may be amended, waived, discharged or terminated other than by a written instrument referencing the Rights Agreement and signed by the Company and the Holders (as defined therein) holding at least fifty-three percent (53%) of the Registrable Securities (as defined in the Rights Agreement), subject to certain terms and conditions as set forth therein (the “Rights Agreement Amendment Requirement”).

WHEREAS, pursuant to Section 9(D) of the Co-Sale Agreement, neither the Co-Sale Agreement nor any term thereof may be amended, waived, discharged or terminated other than by a written instrument referencing the Co-Sale Agreement and signed by the Company and those Investors holding at least sixty-one percent (61%) of the Common Stock (as defined in the Co-Sale Agreement) issued or issuable upon conversion of the Preferred Stock (as defined in the Co-Sale Agreement) of the Company held by all Investors, subject to certain terms and conditions as set forth therein (the “Co-Sale Amendment Requirement” and together with the Voting Agreement Amendment Requirement and the Rights Agreement Amendment Requirement, the “Amendment Requirements”).

WHEREAS, the execution of this Amendment by the Company and the undersigned will satisfy the Amendment Requirements.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	Amendments to Voting Agreement.

(a) The fourth recital is hereby amended and restated in its entirety to read as follows:

“WHEREAS, from time to time the Company may issue additional shares of its Series C Preferred Stock to one or more parties pursuant to one or more purchase agreements as may be in effect from time to time, and the purchasers of such Series C Preferred Stock shall, as a condition to such purchase and contingent upon such purchase of shares of Series C Preferred Stock pursuant to such agreement, become a party to this Agreement as an Investor hereunder.”

(b) The first paragraph of Section 3(a) is hereby amended and restated in its entirety to read as follows:

“(a) In the event that (i) the holders of at least a majority of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock (collectively, the “Senior Preferred Stock”) voting together as a single class on an as- converted to Common Stock basis (the “Requisite Preferred Holders”) and (ii) the Company’s Board of Directors approve a transaction or series of related transactions constituting a Liquidation Event (as defined in the Company’s Certificate of Incorporation, as may be amended from time to time) (a “Corporate Transaction”), then each of the Stockholders agrees:”

(c) Section 4(iii) is hereby amended and restated in its entirety to read as follows:

“(iii) the mutual agreement of the Company, the Holders holding a majority of the Shares then held by the Holders, and those Investors holding at least a majority of the Senior Preferred Stock then held by the Investors; or”

(d) Section 7(b) is hereby amended and restated in its entirety to read as follows:

“(b) To the Company. If to the Company, to its address or facsimile number set forth on the signature page of this Agreement, addressed to the attention of the Chief Executive Officer, or to such other address or facsimile number as the Company shall have furnished to the Investors and Holders, with a copy to Brian J. Cuneo, Esq., Latham & Watkins LLP, 140 Scott Drive, California 94025, facsimile number (650) 463-2600; or”

(e) Section 12(b) is hereby amended and restated in its entirety to read as follows:

“(b) those Investors holding at least a majority of the Common Stock issued or issuable upon conversion of the Senior Preferred Stock of the Company held by all Investors.”

(f) The first sentence of Section 16 is hereby amended and restated in its entirety to read as follows:

“This Agreement may be amended only by a written agreement executed by (i) the Company and (ii) those Investors holding at least a majority of the Common Stock issued or issuable upon conversion of the Senior Preferred Stock of the Company held by all Investors; provided, that with respect to the Holders’ obligations and rights under this Agreement, any amendments to such obligations and rights which materially and adversely affect the Holders will require the written consent of those Holders holding at least a majority of the outstanding Common Stock held by such Holders; provided, further, that no consent of any Holder shall be necessary for any amendment and/or restatement which merely includes additional Investors as parties hereto or other stockholders as “Holders” and as parties hereto and does not materially increase such Holder’s obligations hereunder other than the increase in the number of shares as a result of the addition of such additional Investor and/or Holder; provided, further, that investors purchasing shares of Series AA Preferred Stock may become parties to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder; provided, further, that any amendment to, or waiver of, the provisions of Section 2(a)(i) or Section 2(b)(i) herein with respect to the rights granted to Clarus shall require the written consent of each Stockholder affiliated with Clarus.”

2.	Amendment to Rights Agreement.

(a) The third recital of the Rights Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, from time to time the Company may issue additional shares of its Series C Preferred Stock to one or more parties pursuant to one or more purchase agreements as may be in effect from time to time, and the purchasers of such Series C Preferred Stock shall, as a condition to such purchase and contingent upon such purchase of shares of Series C Preferred Stock pursuant to such agreement, become a party to this Agreement as an Investor hereunder;”

(b) Section 1.9 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders representing at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are pari passu or senior to the registration rights granted to the Holders hereunder except for pari passu registration rights unanimously approved by the Company’s Board of Directors and granted for securities issuable upon the exercise of warrants issued in connection with debt financing by banks or equipment lessors.”

(c) The last sentence of Section 1.13 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights pursuant to this Agreement or to include shares of stock issued to founders of the Company or to employees, officers, directors, or consultants pursuant to the Company’s stock, option or other equity incentive plans, or in the case of registrations under Sections 1.2 or 1.5 hereof, in order to include in such registration securities registered for the Company’s own account, without the consent of Holders holding at least a majority of the Registrable Securities.”

(d) Section 3.1(a)(ii) of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“shares of Common Stock (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like) issued or issuable to officers, directors and employees of, or consultants to, the Company pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements unanimously approved by the Board of Directors of the Company, or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement (provided that any options for such shares that expire or terminate unexercised or any restricted stock repurchased by the Company at cost shall not be counted toward such maximum number unless and until such shares are regranted as new stock grants (or as new options) pursuant to the terms of any such plan, incentive program or arrangement); provided, further that a greater number of shares of Common Stock may be issued pursuant to such plans, incentive programs or arrangements if approved by the Board of Directors of the Company, including at least two (2) of the Preferred Directors;”

(e) Section 3.1(a)(ix) of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(ix) shares of Common Stock or Preferred Stock of the Company which are otherwise excluded by the affirmative vote or consent of the holders of at least a majority of the Registrable Securities;”

(f) Section 4.2 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding at least a majority of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that Investors purchasing shares of Series AA Preferred Stock or Series C Preferred Stock after the date hereof may become parties to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of this paragraph, the holders of at least a majority of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder. In the event that an underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.”

(g) Section 4.3(c) of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holders, with a copy to Brian J. Cuneo, Esq., Latham & Watkins LLP, 140 Scott Drive, California 94025, facsimile number (650) 463-2600.”

3.	Amendment to Co-Sale Agreement.

(a) A new third recital of the Co-Sale Agreement is hereby added to read as follows:

“WHEREAS: The Company proposes to sell additional shares of the Company’s Series C Preferred Stock to certain new Investors (the “New Series C Investors”, and collectively with the Initial Series C Investors, the “Series C Investors”) pursuant to one or more purchase agreements as may be in effect from time to time, and the New Series C Investors shall, as a condition to the purchase and contingent upon such purchase of shares of Series C Preferred Stock pursuant to such agreement, become a party to this Agreement as an Investor hereunder;”

(b) Section 8(A) of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Termination. The Investors’ Right of First Refusal and Right of Co-Sale will terminate upon the earliest to occur of (i) a Qualified IPO, (ii) the date on which this Agreement is terminated by a writing executed by holders of a majority of the Common Stock issued or issuable upon conversion of the Preferred Stock then held by the Investors or (iii) a Liquidation Event as defined in Article V of the Company’s Certificate of Incorporation. The Company’s Right of First Refusal will terminate upon the earliest to occur of (i) a written election of the Company pursuant to an action by the Board of Directors (ii) the occurrence of any of (i) or (iii) in the preceding sentence.”

(c) Section 8(B) of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Waiver. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative; provided that one or more Investors holding at least a majority of the Common Stock issued or issuable upon conversion of the Preferred Stock may waive in writing any of the rights of all Investors hereunder, either prospectively or retroactively.”

(d) Section 9(A)(4) of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“(4) if to the Company, one copy should be sent to 128 Baytech Drive, San Jose, California 95134 and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Investors, with a copy to Brian J. Cuneo, Esq., Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, facsimile number (650) 463-2600.”

(e) The first sentence of Section 9(D) of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“D. Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by (i) the Company and (ii) those Investors holding at least a majority of the Common Stock issued or issuable upon conversion of the Preferred Stock of the Company held by all Investors; provided, that with respect to the Holders’ obligations under this Agreement, any amendments to such obligations and rights which materially and adversely affect the Holders will require the written consent of those Holders holding at least a majority of the outstanding Common Stock held by such Holders; provided, further, that no consent of any Holder shall be necessary for any amendment and/or restatement which merely includes additional Investors as parties hereto or other stockholders as “Holders” and as parties hereto and does not materially increase such Holder’s obligations hereunder other than the increase in the number of shares as a result of the addition of such additional Investor and/or Holder; provided, further, that Investors purchasing shares pursuant to the Purchase Agreement after the date hereof may become parties to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Investor or Holder.”

(f) The last sentence of Section 9(D) of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Each Investor acknowledges that by the operation of this paragraph, the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Preferred Stock held by all Investors will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.”

4. Joinder of Additional Investors to the Stockholder Agreements. The undersigned hereby acknowledge and agree that, immediately upon, and contingent to, the issuance of shares of Series C Preferred Stock to Additional Investors pursuant to the Purchase Agreement, such Additional Investors shall deliver a countersignature page or joinder agreement to the Stockholder Agreements and thereby become a party to each of the Stockholder Agreements, as amended hereby.

5. Effectiveness of Amendment. This Amendment shall be effective as of the Effective Date.

6. Reference to and Effect on the Stockholder Agreements. On or after the date hereof, each reference in the Stockholder Agreements, as applicable, to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Stockholder Agreements, as applicable, as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Stockholder Agreements, as applicable, a reference to the Stockholder Agreements, as applicable, in any of such to be deemed a reference to the Agreements, as applicable, as amended hereby.

7. No Other Amendments. Except as set forth herein, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement shall each remain in full force and effect in accordance with their respective terms.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

9. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

10. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights of obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without regard to its choice of laws principles.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“COMPANY”

RESTORATION ROBOTICS, INC.
a Delaware corporation

By:	/s/ James McCollum
Name:	James McCollum
Title:	Chief Executive Officer

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

Clarus Lifesciences II, LP
By its General Partner, Clarus Ventures II GP, LP
By its General Partner, Clarus Ventures II, LLC

/s/ Kurt Wheeler
By: Kurt Wheeler
Managing Director

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

InterWest Partners IX, LP
By: InterWest Management Partners IX, LLC its general partner

/s/ Gilbert H. Kliman
By:	Gilbert H. Kliman, Managing Director

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTORS:

ALLOY VENTURES 2005, L.P.
by Alloy Ventures 2005, LLC
its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title: Managing Member of Alloy Ventures 2005, LLC, the General Partner of Alloy Ventures 2005, L.P.

ALLOY VENTURES 2002, L.P.
by Alloy Ventures 2002, LLC
its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title: Managing Member of Alloy Ventures 2002, LLC, the General Partner of Alloy Ventures 2002, L.P.

ALLOY PARTNERS 2002, L.P.
by Alloy Ventures 2002, LLC
its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title: Managing Member of Alloy Ventures 2002, LLC, the General Partner of Alloy Partners 2002, L.P.

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

SUTTER HILL VENTURES,
a California Limited Partnership

By: Sutter Hill Ventures, L.L.C.
Its: General Partner

By:	/s/ Jeffrey W. Bird
Name:	Jeffrey W. Bird
Title:	Managing Director

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTORS:

JEFFREY W. BIRD AND CHRISTINA R. BIRD
AS TRUSTEES OF JEFFREY W. AND
CHRISTINA R. BIRD TRUST AGREEMENT
DATED 10/31/00

By:	/s/ Jeffrey W. Bird
Jeffrey W. Bird, Trustee

THE BIRD 2011 IRREVOCABLE
CHILDREN’S TRUST

By:	/s/ Jeffrey W. Bird
Jeffrey W. Bird, Trustee

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

/s/ Frederic H. Moll
Frederic H. Moll

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

The McCollum Living Trust dtd 11/24/1998,
James W. McCollum, trustee

/s/ James McCollum
James McCollum, trustee

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

/s/ Hany Awadalla
Hany Awadalla

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. SECOND AMENDMENT TO STOCKHOLDER AGREEMENTS]

RESTORATION ROBOTICS, INC.

AMENDMENT TO STOCKHOLDER AGREEMENTS

This Amendment (this “Amendment”) is made and entered into as of November 8, 2013 (the “Effective Date”), and amends that certain Amended and Restated Voting Agreement, dated as of February 7, 2013 (the “Voting Agreement”) by and among Restoration Robotics, Inc., a Delaware corporation (the “Company”), and each of the Investors and Holders (as such terms are defined therein) thereunder, that certain Amended and Restated Investors’ Rights Agreement, dated February 7, 2013 (the “Rights Agreement”) by and among the Company and the Investors (as such term is defined therein) thereunder, and that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated August 2, 2011 (the “Co-Sale Agreement” and together with the Voting Agreement and Rights Agreement, the “Stockholder Agreements”)) by and among the Investors and Holders (as such terms are defined therein) thereunder.

RECITALS

WHEREAS, the Company intends to offer to certain of its existing investors (“Existing Investors”) and new investors (“New Investors”) pursuant to that certain Series C Preferred Stock Purchase Agreement with the purchasers named therein, as of November 8, 2013 (as may be amended from time to time, the “Purchase Agreement”) shares of the Company’s Series C Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”).

WHEREAS, pursuant to the Purchase Agreement, the Company may issue up to an aggregate of Twenty-Five Million Dollars ($25,000,000.00) of Series C Preferred Stock to be sold in one or more closings.

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to amend its Stockholder Agreements to reflect the additional Series C Preferred Stock that may be sold under the Purchase Agreement and provide for the joinder of the New Investors to the Stockholder Agreements as holders of Series C Preferred Stock.

WHEREAS, pursuant to Section 16 of the Voting Agreement, the Voting Agreement may be amended only by a written agreement executed by the Company and those Investors holding at least sixty percent (60%) of the Common Stock (as defined in the Voting Agreement) issued or issuable upon conversion of the Senior Preferred Stock (as defined in the Voting Agreement) of the Company held by all Investors (the “Voting Agreement Amendment Requirement”).

WHEREAS, pursuant to Section 4.2 of the Rights Agreement, neither the Rights Agreement nor any term thereof may be amended, waived, discharged or terminated other than by a written instrument referencing the Rights Agreement and signed by the Company and the Holders holding at least fifty-three percent (53%) of the Registrable Securities (as defined in the Rights Agreement) (the “Rights Agreement Amendment Requirement”).

WHEREAS, pursuant to Section 9(D) of the Co-Sale Agreement, neither the Co-Sale Agreement nor any term thereof may be amended, waived, discharged or terminated other than by a written instrument referencing the Co-Sale Agreement and signed by the Company and those Investors holding at least sixty-one percent (61%) of the Common Stock (as defined in the Co-Sale Agreement) issued or issuable upon conversion of the Preferred Stock (as defined in the Co-Sale Agreement) of the Company held by all Investors (the “Co-Sale Amendment Requirement” and together with the Voting Agreement Amendment Requirement and the Rights Agreement Amendment Requirement, the “Amendment Requirements”).

WHEREAS, the execution of this Amendment by the Company and the undersigned will satisfy the Amendment Requirements.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	Amendments to Voting Agreement.

(a) The first and fourth recital of the Voting Agreement are hereby deleted in their entirety.

(b) A new fifth recital to the Voting Agreement is hereby added to read as follows:

“WHEREAS, from time to time the Company may issue additional shares of its Series C Preferred Stock to one or more parties pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of November 8, 2013 and the purchasers of such Series C Preferred Stock shall, as a condition to such purchase and contingent upon such purchase of shares of Series C Preferred Stock, become a party to this Agreement as an Investor and Voting Party hereunder;”

2.	Amendment to Rights Agreement.

(a) The first recital of the Rights Agreement is hereby deleted in its entirety.

(b) The third recital of the Rights Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, from time to time the Company may issue additional shares of its Series C Preferred Stock to one or more parties pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of November 8, 2013 and the purchasers of such Series C Preferred Stock shall, as a condition to such purchase and contingent upon such purchase of shares of Series C Preferred Stock, become a party to this Agreement as an Investor hereunder;”

3.	Amendment to Co-Sale Agreement.

(a) The second recital of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS: The Company and certain of the Investors are parties to the that certain Series C Preferred Stock Purchase Agreement dated as of August 2, 2011 (the “Purchase Agreement”);”

(b) A new third recital of the Co-Sale Agreement is hereby added to read as follows:

“WHEREAS: The Company proposes to sell additional shares of the Company’s Series C Preferred Stock to certain new Investors (the “New Series C Investors”, and collectively with the Initial Series C Investors, the “Series C Investors”) pursuant to the Series C Preferred Stock Purchase Agreement dated as of November 8, 2013 (the “Series C Extension Purchase Agreement”) and the New Series C Investors shall, as a condition to the purchase and contingent upon such purchase of shares of Series C Preferred Stock, become a party to this Agreement as an Investor hereunder;”

(c) Section 9(A)(1) of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“(1) if to an Investor, at the Investor’s address as shown in the Company’s records, as may be updated in accordance with the provisions hereof.”

(d) Section 9(A)(4) of the Co-Sale Agreement is hereby amended and restated in its entirety to read as follows:

“(1) if to the Company, one copy should be sent to 128 Baytech Drive, San Jose, California 95134 and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Investors, with a copy to Michael W. Hall, Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, facsimile number (650) 463-2600.”

4. Joinder of New Investors to the Stockholder Agreements. The undersigned hereby acknowledge and agree that, immediately upon, and contingent to, the issuance of shares of Series C Preferred Stock to New Investors, such New Investors shall deliver a countersignature page or joinder agreement to the Stockholder Agreements and thereby become a party to each of the Stockholder Agreements, as amended hereby.

5. Effectiveness of Amendment. This Amendment shall be effective as of the Effective Date.

6. Reference to and Effect on the Stockholder Agreements. On or after the date hereof, each reference in the Stockholder Agreements, as applicable, to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Stockholder Agreements, as applicable, as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Stockholder Agreements, as applicable, a reference to the Stockholder Agreements, as applicable, in any of such to be deemed a reference to the Agreements, as applicable, as amended hereby.

7. No Other Amendments. Except as set forth herein, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement shall each remain in full force and effect in accordance with their respective terms.

8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

9. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

10. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights of obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without regard to its choice of laws principles.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“COMPANY”

RESTORATION ROBOTICS, INC.
a Delaware corporation

By:	/s/ Jim McCollum
Name:	Jim McCollum
Title:	CEO

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

Clarus Lifesciences II, LP
By its General Partner, Clarus Ventures II GP, LP By its General Partner, Clarus Ventures II, LLC

/s/ Kurt Wheeler
By:	Kurt Wheeler
Managing Director

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

InterWest Partners IX, LP
By: InterWest Management Partners IX, LLC its general partner

/s/ Nina Kjellson
By:	Nina Kjellson, Managing Director

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

ALLOY VENTURES 2005, L.P.
by Alloy Ventures 2005, LLC
its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title: Managing Member of Alloy Ventures 2005, LLC, the General Partner of Alloy Ventures
2005, L.P.

ALLOY VENTURES 2002, L.P.
by Alloy Ventures 2002, LLC its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title: Managing Member of Alloy Ventures 2002,
LLC, the General Partner of Alloy Ventures
2002, L.P.

ALLOY PARTNERS 2002, L.P.
by Alloy Ventures 2002, LLC
its General Partner

By:	/s/ Douglas E. Kelly
Name:	Douglas E. Kelly
Title: Managing Member of Alloy Ventures 2002,
LLC, the General Partner of Alloy
Partners 2002, L.P.

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

SUTTER HILL VENTURES,
a California Limited Partnership

By: Sutter Hill Ventures, L.L.C.
Its: General Partner

By:	/s/ Jeffrey W. Bird
Name:	Jeffrey W. Bird
Title: Managing Director

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Diane J. Naar
(Rollover)

By:	/s/ Thomas M. Thurston
Wells Fargo Bank, N.A., Trustee
By: Thomas M. Thurston, Vice President

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Robert Yin

By:	/s/ Thomas M. Thurston
Wells Fargo Bank, N.A., Trustee
By: Thomas M. Thurston, Vice President

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Yu-Ying Chen
(Rollover)

By:	/s/ Thomas M. Thurston
Wells Fargo Bank, N.A., Trustee
By: Thomas M. Thurston, Vice President

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Patricia Tom
(Rollover)

By:	/s/ Thomas M. Thurston
Wells Fargo Bank, N.A., Trustee
By: Thomas M. Thurston, Vice President

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO
David L. Anderson

By:	/s/ Thomas M. Thurston
Wells Fargo Bank, N.A., Trustee
By: Thomas M. Thurston, Vice President

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

Wells Fargo Bank, N.A. FBO
G. Leonard Baker, Jr. Roth IRA

By:	/s/ Thomas M. Thurston
Wells Fargo Bank, N.A., Trustee
By: Thomas M. Thurston, Vice President

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTOR:

/s/ Frederic H. Moll
Frederic H. Moll

[SIGNATURE PAGE TO RESTORATION ROBOTICS, INC. AMENDMENT TO STOCKHOLDER AGREEMENTS]